FIRST AMENDMENT TO PARTICIPATION AGREEMENT

THIS FIRST AMENDMENT TO PARTICIPATION AGREEMENT is made as of this ____ day of December 2007, among GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (GWLA) AND FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (“FGWL&A”), THIRD AVENUE VARIABLE ANNUITY TRUST, (“Fund”), AND M.J. WHITMAN LLC. (“Distributor”), collectively the Parties. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement (defined below).

RECITALS

WHEREAS, FGWL&A, Fund, and Adviser are parties to a Participation Agreement dated March 30, 2006 (the “Agreement”); and

WHEREAS, the Parties to the Agreement desire to add an additional contact; and

WHEREAS, The Parties desire and agree to amend the Agreement by deleting Schedule A of the Agreement and replacing it with the revised Schedule A attached hereto.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereby amend the Agreement as follows:

1.	Schedule A of the Agreement is hereby replaced in its entirety with Schedule A as attached and incorporated by reference to this Amendment.

[Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the ____ day of December 2007.

GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By:______________________________

Name:

Title:

Date:

FIRST GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By:______________________________

Name:

Title:

Date:

THIRD AVENUE VARIABLE ANNUITY TRUST

By its authorized officer,

By:______________________________

Name:

Title:

Date:

M.J. WHITMAN LLC.

By its authorized officer,

By:______________________________

Name:

Title:

Date:

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SCHEDULE A

FUNDS AVAILABLE UNDER THE CONTRACTS

The Separate Account(s) shown below may invest in the following Portfolio of the Fund:

Third Avenue Value Portfolio

SEPARATE ACCOUNT UTILIZING THE FUNDS

CONTRACTS	FORM NUMBERS

Great-West Life & Annuity Insurance Company
Variable Annuity Contract OneSource	GROUP: J444MMF and J444SA
INDIVIDUAL: J444INDMMF and J444INDSA

Variable Annuity Contract Select	INDIVIDUAL: J434

First Great-West Life & Annuity Insurance Company
Variable Annuity Contract OneSource	J444NY

Variable Annuity Contract Select	J434NY

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